SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 1998

                          MERRILL LYNCH DEPOSITOR, INC.
            (on behalf of Public STEERS(R) Series 1998 TRV-C1 Trust)
             (Exact name of registrant as specified in its charter)

   Delaware                          333-29015                   13-3891329
(State or other                     (Commission               (I.R.S. Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)

  World Financial Center,
    New York, New York                                              10281
(Address of principal executive offices)                          Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT

Item 1.           Changes in Control of Registrant

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.           Bankruptcy or Receivership

                  Not Applicable.


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Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.           Other Events

                  On March 27, 1998, Public STEERS(R) Series 1998 TRV-C1 Trust, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 2,500,000 Trust Certificates, each in a $10 stated amount.

                  In connection therewith, the Depositor entered into a Public STEERS(R) Series 1998 TRV-C1 Supplement, dated as of March 27, 1998 (the "Supplement"), by and between the Depositor and United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"). The Supplement amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998 (the "Standard Terms"), by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.


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Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

4.2 Series Supplement to the Standard Terms for Trust Agreements, dated as of March 27, 1998 between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as Trustee and as Securities Intermediary.



Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MERRILL LYNCH DEPOSITOR, INC.


Date:             March 31, 1998                  By:    /S/ FRANK D. RONAN
                                                     ---------------------------
                                                  Name:   Frank D. Ronan
                                                  Title:  President




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                                INDEX TO EXHIBITS


Exhibit No.                         Description
-----------                         -----------

4.2 Series Supplement to the Standard Terms for Trust Agreements, dated as of March 27, 1998, between Merrill Lynch Depositor, Inc. and United States Trust Company of New York, as Trustee and as Securities Intermediary.



(R)        "STEERS" is a registered service mark of Merrill Lynch & Co., Inc.